UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2020

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CONNECTONE BANCORP, INC.
(Exact name of registrant as specified in its charter)
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New Jersey	001-11486	52-1273725
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

301 Sylvan Avenue, Englewood Cliffs, New Jersey 07632
(Address of Principal Executive Offices) (Zip Code)

(201) 816-8900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Name of each exchange on which
Title of each class	Trading symbol	registered
Common stock	CNOB	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01 Other Events

On January 2, 2020, ConnectOne Bancorp, Inc., a New Jersey corporation (the “Company”), completed its previously announced merger (the “Merger”) with Bancorp of New Jersey, Inc., a New Jersey corporation (“BKJ”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 15, 2019, between the Company and BKJ.

Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of BKJ common stock, no par value (“BKJ Common Stock”), subject to the proration and allocation procedures set forth in the Merger Agreement, was converted into the right to receive for each share of BKJ Common Stock either (i) $16.25 in cash (the “cash consideration”) or (ii) 0.780 of a share of Company common stock, without par value (the “stock consideration” and, together with the cash consideration, the “Merger Consideration”). BKJ restricted stock awards were fully vested at the Effective Time and canceled and converted automatically into the right to receive Merger Consideration, with the same election right as holders of BKJ Common Stock, subject to the proration and allocation procedures set forth in the Merger Agreement.

As previously announced, the election deadline for holders of BKJ Common Stock to elect the form of consideration they wished to receive in the Merger, subject to the allocation and proration procedures set forth in the Merger Agreement, was 5:00 p.m., Eastern Time, on December 30, 2019. Pursuant to the Merger Agreement, at the Effective Time, approximately 20% of the shares of BKJ Common Stock outstanding immediately prior to the Effective Time were converted into the right to receive the cash consideration and approximately 80% of the shares of BKJ Common Stock outstanding immediately prior to the Effective Time were converted into the right to receive the stock consideration. A complete description of the Merger, including the allocation and proration procedures, was included in the Joint Proxy Statement/Prospectus, dated October 18, 2019, which was previously provided to the shareholders of the Company and BKJ.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Form 8-K filed on August 16, 2019 and is incorporated herein by reference.

On January 2, 2020, the Company issued a press release announcing the completion of the Merger. A copy of the press release is incorporated herein by reference as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of August 15, 2019, by and between ConnectOne Bancorp, Inc. and Bancorp of New Jersey, Inc. (attached as Exhibit 2.1 to ConnectOne Bancorp, Inc.’s Current Report on Form 8-K filed on August 16, 2019, and incorporated herein by reference).

99.1	Press Release, dated January 2, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:	January 2, 2020	CONNECTONE BANCORP, INC.

		By	/s/ William S. Burns
William S. Burns
Executive Vice President and
Chief Financial Officer